                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                  August 16, 2002

                                               FIRST M&F CORPORATION
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                No. 0-9424                         No. 64-0636653
--------------------------------------               ----------------                   --------------------
(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         221 Washington Street
         Kosciusko, Mississippi                                                39090
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(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (662) 289-5121

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

Item 5.           Other Events

                  On August 16, 2002 First M&F Corporation issued a press release announcing that the board of directors of First M&F Corp., at its meeting August 14, 2002, authorized the repurchase of up to 184,590 shares of the company's outstanding common stock beginning in September.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                           02.1     Press Release issued by First M&F Corporation dated August 16,
                                    2002 headed "First M&F Corp. announces plan to repurchase 4% of outstanding shares"

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 16, 2002

                                                     FIRST M&F CORPORATION

                                                     By:      /s/ Robert C. Thompson, III
                                                           -------------------------------------------
                                                     Name:    Robert C. Thompson, III
                                                     Title:   Treasurer

                                                   EXHIBIT INDEX

02.1     Press Release issued by First M&F Corporation dated August 16, 2002, headed "First M&F
         Corp. announces plan to repurchase 4% of outstanding shares"

First M&F Corp. Investor Information
CONTACT:  Hugh Potts, Jr.
          Chief Executive Officer
          (662) 289-8501

August 16, 2002

FOR IMMEDIATE RELEASE

First M&F Corp. announces plan to repurchase 4% of outstanding shares

KOSCIUSKO, Miss.-(NASDAQ:FMFC)- The board of directors of First M&F Corp., at its meeting
August 14, 2002, authorized the repurchase of up to 184,590 shares of the company's outstanding common stock beginning in September.

"This repurchase reflects our confidence in the value of our stock and prospects for future performance," said Hugh S. Potts, Jr., Chairman and Chief Executive Officer. Potts added, "Our strong capital position and liquidity allow us to proceed with this program which should enhance shareholder value."

The repurchase, which expires in September, 2004, represents approximately 4% of the currently outstanding shares. The authorization specifies that up to 92,295 shares may be repurchased in the first 12 months with an additional 92,295 shares authorized for repurchase during the second 12 month period. The Board will review the program after the first 12 months to allow for any needed adjustments. The reacquired shares will be held as authorized but unissued shares to be used for general corporate purposes. First M&F Corp. has earned $.50 per share for the first 2 quarters of
2002, which represents a 31.6% improvement over the first half of 2001.

First M&F Corp. is a $1.03 billion community bank holding company, Making Mississippi Better, with banking locations throughout Central and North Mississippi.